UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934
October 6, 2010
Date of Report (Date of earliest event reported)
M&T BANK CORPORATION
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-9861 (Commission File Number)	16-0968385 (IRS Employer Identification No.)

One M&T Plaza Buffalo, New York (Address of principal executive offices)	14203 (Zip Code)
Registrant’s telephone number, including area code: (716) 842-5445

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EX-1.1
EX-5.1
EX-8.1

ITEM 8.01 OTHER EVENTS.
In connection with the registration of 26,700,000 shares of common stock, par value $0.50, of M&T Bank Corporation by and for the account of Allied Irish Banks, p.l.c. as a selling stockholder, copies of the following documents are attached hereto as Exhibits 1.1, 5.1 and 8.1, respectively, and incorporated herein by reference:
•	the Indemnity Agreement, dated as of October 6, 2010, among M&T Bank Corporation, Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated;

•	the opinion of Sullivan & Cromwell LLP, dated as of October 6, 2010, regarding the validity of the securities; and

•	the opinion of Sullivan & Cromwell LLP, dated as of October 6, 2010, regarding certain tax matters.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits

Exhibit
Number	Description
1.1	Indemnity Agreement, dated as of October 6, 2010, among M&T Bank Corporation, Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated.

5.1	Opinion of Sullivan & Cromwell LLP, dated as of October 6, 2010, regarding the validity of the securities.

8.1	Opinion of Sullivan & Cromwell LLP, dated as of October 6, 2010, regarding certain tax matters.

23.1	Consent of Sullivan & Cromwell (included in Exhibit 5.1).

23.2	Consent of Sullivan & Cromwell (included in Exhibit 8.1).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T BANK CORPORATION
Dated: October 13, 2010	By:	/s/ René F. Jones
René F. Jones
Executive Vice President and Chief Financial Officer